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                                                                    Exhibit 10.5




                                SECOND AMENDMENT
                                       to
                            REVOLVING LOAN AGREEMENT
                            ------------------------


        This Second Amendment to Revolving Loan Agreement (the "Second Amendment") is executed and delivered as of the 1st day of July, 1997, by and between ORIOLE HOMES CORP., a Florida corporation (the "Borrower"), Suite 200, 1690 South Congress Avenue, Delray Beach, Florida 33445-6327, and OHIO SAVINGS BANK, a federal savings bank, f/k/a Ohio Savings Bank, F.S.B. and f/k/a Ohio Savings Bank, an Ohio corporation (the "Bank"), 200 Ohio Savings Plaza, 1801 East Ninth Street, Cleveland, Ohio 44114;

                              W I T N E S S E T H:
                              --------------------

        WHEREAS, in consideration for a revolving line of credit in the maximum amount of Twenty Million Dollars ($20,000,000.00) (the "Consolidated Loan") made by Bank to Borrower, Borrower has executed and delivered to Bank its Consolidated Revolving Mortgage Note dated January 12, 1996, in the maximum principal amount of the Consolidated Loan as aforesaid (the "Second Consolidated Note");

        WHEREAS, the Consolidated Loan is evidenced by, among other things, a Revolving Loan Agreement dated the 13th day of July, 1993, as modified by a First Amendment to Revolving Loan Agreement dated the 23rd day of August, 1995, both executed by Borrower and Bank (together, the "Agreement");

        WHEREAS, the Second Consolidated Note is secured by, among other things, a Mortgage and Security Agreement dated as of July 13, 1993, and recorded July 16, 1993, in Official Records Book 7800, Page 1590, of the Public Records of Palm Beach County, Florida, as modified, extended and spread by (i) a Mortgage, Assignment and Financing Statement Spreader Agreement dated May 31, 1995, and recorded June 6, 1995, in Official Records Book 8776, Page 262, of said Public Records, (ii) a Future Advance, Mortgage, Assignment and Financing Statement Extension, Modification and Spreader Agreement dated August 23, 1995, and recorded August 30, 1995, in Official Records Book 8897, Page 53, of said Public Records, (iii) a Future Advance, Mortgage, Assignment and Financing Statement Modification and Spreader Agreement dated January 12, 1996 and recorded January 17, 1996, in Official Records Book 9085, Page 547, of said Public Records, and
(iv) a Mortgage and Loan Modification and Extension Agreement of even date herewith, all executed and delivered by the Borrower to the Bank (the Mortgage and Security Agreement, as modified, extended and spread, is herein referred to as the "Mortgage"); and

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        WHEREAS,  Borrower  and Bank have  agreed  that Bank  shall  extend  the
Termination Date (capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement) of the Consolidated Loan to June 30, 1999, and reduce the Maximum Loan Amount to an amount not to exceed Ten Million Dollars ($10,000,000.00) on the terms and conditions hereinafter set forth.

        NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrower and Bank hereby covenant and agree as follows:

        1. Recitals. The aforementioned recitals are true and correct and are hereby incorporated by this reference.

        2. Consolidated Loan. As of the date hereof, the unpaid principal balance of the Consolidated Loan is One Hundred Thousand Dollars ($100,000.00), and interest has been paid on the Second Consolidated Note through May 31, 1997. Borrower acknowledges that the indebtedness evidenced by the Second Consolidated
Note is free of any and all defenses, setoffs and counterclaims, and that Borrower has no claims against Bank in connection with or related to the Consolidated Loan or any Loan Document as of the date hereof.

        3. Modification of Agreement. The Agreement is hereby amended, modified and extended as follows:

        (a) Definitions.

                 (i) The definition of the term "Bank" defined in Section 1(a) is hereby replaced and superseded by the following:

"Bank" means OHIO SAVINGS BANK, a federal savings bank, f/k/a Ohio Savings Bank, F.S.B. and f/k/a Ohio Savings Bank, a corporation incorporated under the laws of the State of Ohio.

                 (ii) The  definition  of the term  "Contract  Year"  defined in
Section 1(a) is hereby replaced and superseded by the following:

"Contract Year" means each twelve (12) month period commencing on July 1 of each calendar year and ending on June 30 of the following calendar year.

                 (iii) The definition of the term "Maximum Loan Amount" defined in Section 1(a) is hereby replaced and superseded by the following:

"Maximum Loan Amount" means Ten Million and no/100 Dollars
($10,000,000.00) (U.S.).
                 (iv) The  definition  of the term  "Revolving  Note" defined in
Section 1(a) is hereby replaced and superseded by the following:


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"Revolving Note" means the Renewal Amended and Restated  Consolidated  Revolving
Mortgage Note dated as of July 1, 1997, executed and delivered to Bank by Borrower, in the maximum principal amount of Ten Million and no/100 Dollars
($10,000,000.00),   including  any  partial  or  total  extension,  restatement, renewal, amendment, modification or substitution thereof or therefor.

                 (v) The  definition of the term  "Termination  Date" defined in
Section 1(a) is hereby replaced and superseded by the following:

"Termination Date" means June 30, 1999.

        (b) Section 2(a) (1). Clause (1) of Section 2 (a) is hereby superseded, restated and replaced by the following:

        (1) Line Advances. Subject to the terms and conditions hereof, and in reliance on the representations and warranties herein contained, Bank shall make Line Advances from time to time during the period commencing on the date hereof and ending on the Termination Date to or for the account of Borrower up to but not exceeding an aggregate unpaid principal amount outstanding at any one time on Line Advances equal to the least of (a) the Maximum Loan Amount, (b) the Borrowing Base, (c) fifty percent (50%) of Adjusted Net Book Value, or (d) such lesser amount as provided by this Agreement. Each of (a), (b), (c) and (d) is a "Loan Amount Limitation." Borrower's obligation to repay the Line Advances shall be evidenced by the Revolving note.

        (c) Section 2 (b) (3). Clause (3) of Section 2 (b) is hereby superseded, restated and replaced by the following:

        (3) Mandatory Repayments. For a period of not less than thirty (30) consecutive calendar days during each Contract Year prior to the Termination Date, commencing with the Contract Year beginning on July 1, 1998, the unpaid principal balance of the Loan shall not exceed Thirty three and one-third percent (33.3334%) of the Maximum Loan Amount.

        (d) Section 2 (c). Section 2 (c) is hereby superseded, restated and replaced by the following:

        (c) Use of Proceeds. The proceeds of the Loan hereunder shall be used by the Borrower solely to provide working capital to finance ongoing development and construction of residential real estate and short term capital requirements related to the Borrower's Florida real estate projects and/or other appropriate short term general corporate purposes. The Borrower will not, directly or indirectly, use any part of such proceeds for personal, consumer, family, household, educational, agricultural or similar uses or for the purpose of purchasing or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or for

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any purpose which violates,  or is inconsistent with, Regulation X of such Board of Governors.

        (e) Section 2 (d). Section 2 (d) is hereby superseded, restated and replaced by the following:

        d. Loan Extension. Commencing no later than March 31, 1998, and on each anniversary thereof if the Termination Date has been extended each year as hereinafter provided, the Borrower may deliver to Bank a written request that the Termination Date be extended for one (1) additional Contract Year. Provided
(i) the warranties and representations of Borrower contained in the Agreement remain true, correct and complete in all material respects; (ii) all the material covenants, terms and conditions of the Agreement remain satisfied;
(iii) no Event of Default, or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred under the Agreement; and (iv) Bank is in receipt of the quarterly and annual financial statements mentioned in Sections 6 A (1)(c) and (d) of the Agreement, Bank will, without prejudice, consider Borrower's request.

        If Bank, at its sole option and in its sole and absolute discretion, elects to offer an extension of the Termination Date for one (1) additional Contract Year, Bank shall notify Borrower no later than July 1, 1998, and on each anniversary thereof if the Termination Date has been extended the preceding year and a like request for an additional one (1) Contract Year extension of the Termination Date has been timely received by Bank from Borrower. If Bank does not notify Borrower of Bank's election to offer to extend any Termination Date within the time limit as aforesaid, the applicable Termination Date shall not be extended. Any offer by Bank to extend the Termination Date for an additional Contract Year shall be on and subject to the following terms and conditions:

                 (1) Closing. Closing on the one (1) Contract Year extension of the Termination Date shall occur within thirty (30) days of the date Bank's notice of its election to offer Borrower an extension of the Termination Date is effective, but not later than August 1 following each Contract Year that a request is received from Borrower.

                 (2) Documents. At closing Borrower shall execute and deliver to Bank a Mortgage and Loan Extension Agreement and such other documents and certificates and title insurance endorsements as Bank may reasonably request, each of which shall be satisfactory in form and substance to Bank.

                 (3) Fees, Expenses and Other Payments. At closing Borrower shall pay to Bank a Commitment Fee in the amount of one-quarter of one percent (0.25%) of the then current Maximum Loan Amount; and shall further pay all recording fees, documentary stamps (if any) and intangible tax on the Mortgage and Loan Extension Agreement, and reasonable costs, fees and expenses incurred by Bank in connection with the extension of the Termination Date.

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                 (4)  Limitation on Extension.  Anything  herein to the contrary notwithstanding, the Termination Date shall not be extended by Bank more than five (5) times.

        (f) Section 3 (a) (20). Clause (20) of Section 3(a) is hereby superseded, restated and replaced by the following:

        (20) Appraisals. At any time during the term of this Agreement, upon the election of Bank, but, provided no Event of Default has occurred under this Agreement, not more frequently than two (2) times each Contract Year, Bank may procure (at Borrower's expense) a current (within 30 days) appraisal of the Mortgaged Property, satisfactory in form and amount to the Bank, prepared by an appraiser selected by the Bank and in accordance with generally accepted and established appraisal practices and in conformity with applicable law and regulation and reviewed (at Borrower's expense) by the Bank's "in-house" senior appraiser. Any appraisal may be adjusted by the Bank's appraiser to conform to Bank's appraisal guidelines. Such appraisal, as adjusted by the Bank's appraiser, shall conclusively establish Net Realizable Value as of the date thereof. All appraisals, appraisal reviews and any updates thereof shall be at Borrower's expense.

        (g)  Section 6 A (5).  The following is hereby added to Section 6 A (5):

Once the aggregate of all Advances equal the Maximum Loan Amount Borrower shall pay additional intangible tax which may be due on each subsequent Advance to the Clerk of the Circuit Court in accordance with Chapter 199.143, Florida Statutes, using the form of Affidavit attached hereto as Exhibit F or, at Borrower's option, payment may be made directly to the Florida Department of Revenue. Within thirty (30) days after each such Advance Borrower shall provide Bank with evidence of the payment of additional intangible tax thereon.

        (h) Section 6 C. Section 6 (C) is hereby superseded, restated and replaced by the following:

        C. Financial Covenants - Consolidated Tangible Net Worth. Borrower undertakes, covenants and agrees that, until the full and complete payment, performance and observance of the Loan, Borrower will maintain at all times its Consolidated Tangible Net Worth at not less than Forty Two Million Dollars ($42,000,000.00).

        4. Representations and Warranties. Borrower represents and warrants that it has full power, authority and legal right to execute, deliver and perform the Renewal Amended and Restated Consolidated Revolving Mortgage Note of even date herewith, executed and delivered to Bank by Borrower (the "Renewal Note"), the Mortgage and Loan Modification and Extension Agreement of even date herewith, executed and delivered to Bank by Borrower (the "Mortgage Modification"), and this Second Amendment, and that, as of the date hereof (i) the warranties and representations of

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Borrower contained in the Agreement (as may be amended hereby) are true, correct and complete in all material respects; (ii) all the material covenants, terms and conditions of the Agreement (as may be amended hereby) remain satisfied;
(iii) no Event of Default, or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred under the Agreement; and (iv) Adjusted Net Book Value is an amount not less than Twenty Million Dollars ($20,000,000.00).

        5. Ratification of Loan Documents. Borrower and Bank each acknowledge that the Loan Documents are valid and binding; that there are no defenses, set offs or counterclaims thereto; nothing herein or in the Renewal Note and/or the Mortgage Modification invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Loan Documents; and Borrower and Bank shall each perform and comply with and abide by each of the covenants, agreements, conditions and stipulations of the Loan Documents as amended hereby.

        6. Fees, Expenses, Appraisal and Other Payments. At the time of execution and delivery of this Second Amendment, Borrower shall pay to Bank a Commitment Fee in the amount of Fifty Thousand Dollars ($50,000.00); and shall further pay all recording fees, documentary stamps (if any) and intangible tax on the Mortgage Modification, and all reasonable costs, fees and expenses incurred by Bank in connection with this Second Amendment, including without limitation the cost of the initial appraisal for the Contract Year July 1, 1997 to June 30, 1998, pursuant to Section 3(a) (20) of the Agreement as modified by this Second Amendment, to be procured by Bank within thirty (30) days of the date of this Second Amendment.

        7.  Miscellaneous.
            --------------

                            (a)         Severability.  If any one or more of the
provisions of this Second Amendment is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Second Amendment shall not be in any way impaired, and each term or provision shall be construed to be legal, valid, binding and enforceable to the maximum extent permitted by law.

                            (b)    Survival    of     Covenants,     Agreements,
Representations and Warranties. All warranties, representations and covenants made by Borrower herein or in any certificate or other instrument delivered by it or on its behalf under this Second Amendment shall be considered to have been relied upon by Bank and shall survive regardless of any investigation made by Bank or on its behalf. All such statements and any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder.

                            (c) Headings.  Paragraph headings have been inserted
in this Second Amendment as a matter of convenience of reference only;

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such paragraph  headings are not part of this Second  Amendment and shall not be used in the interpretation of this Second Amendment.

                            (d) Time of the  Essence.  Time is hereby  expressly
made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this Second Amendment.

                            (e) Governing  Law. The laws of the State of Florida
shall govern the construction of this Second Amendment and the rights and duties of Borrower and Bank.

                            (f)  Limited Modification/Conflicts.  Except to the
limited extent expressly provided herein, the Loan Documents shall remain in full force and effect. In the event of any inconsistency between the terms and conditions of the Agreement and this Second Amendment, the terms and provisions of this Second Amendment shall govern and control.

                            (g)  Prior  Negotiations  Superseded.  The terms and
conditions of this Second Amendment supersede and replace all prior discussions, negotiations and side letter agreements with respect to the subject matter hereof, including, without limitation, all those certain letters from Bank to Borrower dated as of March 12, 1997, May 9, 1997, June 12, 1997, July 21, 1997, August 27, 1997, September 7, 1997 and October 31, 1997.

        IN WITNESS WHEREOF, the parties hereto have caused the Second Amendment to be executed as of the day and year first above written.

                         Borrower:

                         ORIOLE HOMES CORP.,
                         a Florida corporation


                         By:____________________________________
                         Richard D. Levy, Chairman of the
                         Board and Chief Executive Officer

                         Bank:

                         OHIO SAVINGS BANK,
                         a federal savings bank


                         By:______________________________________
                         Name Printed:___________________________
                         Title:________________________________

STATE OF FLORIDA                 )
                                 )
COUNTY OF PALM BEACH             )

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        Before me, a Notary  Public in and for said  County  and State,  on this
_______ day of November, 1997, personally appeared the above-named Oriole Homes Corp., a Florida corporation, by Richard D. Levy, its Chairman of the Board and Chief Executive Officer, who acknowledged that he did sign the foregoing instrument on behalf of said corporation, and that such signing was his free act and deed, individually and as such officer, and the free act and deed of said corporation. Richard D. Levy is personally known to me.

                                 ---------------------------------------------
                                 Print Name:__________________________________
(SEAL)                           Notary Public, State of Florida at Large
                                 My Commission Expires:_____________________


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STATE OF OHIO                           )
                                        )
COUNTY OF CUYAHOGA                      )

        Before me, a Notary Public in and for said County and State, on this _____ day of November, 1997, personally appeared the above-named Ohio Savings Bank, a federal savings bank, by __________________, its ______ President, who acknowledged that he did sign the foregoing instrument on behalf of said bank and that such signing was his free act and deed, individually and as such officer, and the free act and deed of said bank.
___________________ is personally known to me.

                                 ---------------------------------------------
                                 Print Name:__________________________________
(SEAL)                           Notary Public, State of Ohio
                                 My Commission Expires:_____________________


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                           EXHIBIT F TO LOAN AGREEMENT

                             NONRECURRING INTANGIBLE
                              PERSONAL PROPERTY TAX
                                    AFFIDAVIT


STATE OF FLORIDA                 )
                                 :ss
COUNTY OF PALM BEACH             )

        BEFORE   ME,   the   undersigned    authority,    personally    appeared
____________________, who, after duly being placed under oath, deposes and states as follows:

        1. Affiant is ____________________ of Oriole Homes Corp., a Florida corporation.

        2. Affiant makes this Affidavit in connection with that certain Mortgage and Security Agreement (Revolving Loan) to Ohio Savings Bank, dated July 13, 1993, in the initial amount of $10,000,000, recorded in Official Records Book 7800, Page 1590, of the Public Records of Palm Beach County, Florida, as modified, extended and spread of record (the "Revolving Mortgage").

        3. An additional amount of $________________ is being/will be borrowed under the Revolving Mortgage and this Affidavit is made and executed for the purpose of paying Nonrecurring Intangible Personal Property Tax upon such additional amount in accordance with Chapter 199.143 Florida Statutes.

Further Affiant sayeth naught.


------------------------------------
Name Printed:_______________________

Sworn to, subscribed and acknowledged before me this ___ day of __________ , 199__, by __________________________.


-------------------------------------
Notary Public, State of Florida at Large
Name Printed:________________________
My Commission Expires:_______________

Personally known ______or produced ____________________Driver License.



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